Exhibit 21.1

NEXPOINT RESIDENTIAL TRUST, INC.

List of Subsidiaries

Entity	Jurisdiction
NexPoint Residential Trust Operating Partnership GP, LLC	Delaware
NexPoint Residential Trust Operating Partnership, L.P.	Delaware
Freedom Nashville Residential, LLC	Delaware
Freedom C1 Residential, LLC	Delaware
NXRT Barrington Mill, LLC	Delaware
Freedom Duck Creek, LLC	Delaware
Freedom JAX-TPA Residential, LLC	Delaware
NXRT Cornerstone, LLC	Delaware
Freedom Edgewater, LLC	Delaware
NXRT AZ2, LLC	Delaware
NXRT McMillan, LLC	Delaware
NXRT Radbourne Lake, LLC	Delaware
Freedom Regatta Bay, LLC	Delaware
NXRT Sabal Palms, LLC	Delaware
NXRT Bayberry, LLC	Delaware
NXRT Steeplechase, LLC	Delaware
HRT North Atlanta, LLC	Delaware
Freedom Overlook Manor, LLC	Delaware
NXRT Vanderbilt, LLC	Delaware
HRT Timber Creek, LLC	Delaware
NXRT North Dallas 3, LLC	Delaware
Freedom Willowdale, LLC	Delaware
FRBH Nashville Residential, LLC	Delaware
FRBH C1 Residential, LLC	Delaware
NXRTBH Barrington Mill, LLC	Delaware
NXRTBH Cornerstone, LLC	Delaware
NXRTBH North Dallas 3, LLC	Delaware
FRBH Edgewater JV, LLC	Delaware
NXRTBH AZ2, LLC	Delaware
HRTBH North Atlanta, LLC	Delaware
FRBH JAX-TPA, LLC	Delaware
FRBH Abbington, LLC	Delaware
FRBH Arbors, LLC	Delaware
NXRTBH Barrington Mill Owner, LLC	Delaware
FRBH Beechwood, LLC	Delaware
FRBH Duck Creek, LLC	Delaware
FRBH Colonial Forest, LLC	Delaware
NXRTBH Cornerstone Owner, LLC	Delaware
FRBH Courtney Cove, LLC	Delaware
FRBH CP, LLC	Delaware
NXRTBH Dana Point, LLC	Delaware
FRBH Eaglecrest, LLC	Delaware
FRBH Edgewater Owner, LLC	Delaware

NXRTBH Heatherstone, LLC	Delaware
FRBH Wood Forest, LLC	Delaware
NXRTBH Madera, LLC	Delaware
FRBH Victoria Park, LLC	Delaware
NXRTBH McMillan, LLC	Delaware
FRBH Meridian, LLC	Delaware
Freedom Miramar Apartments, LLC	Delaware
FRBH Park at Blanding, LLC	Delaware
FRBH Park at Regency, LLC	Delaware
NXRTBH Foothill, LLC	Delaware
NXRTBH Radbourne Lake, LLC	Delaware
FRBH Regatta Bay, LLC	Delaware
NXRTBH Sabal Palms, LLC	Delaware
NXRTBH Bayberry, LLC	Delaware
FRBH Silverbrook, LLC	Delaware
NXRTBH Steeplechase, LLC	Delaware
HRTBH Arbors, LLC	Delaware
HRTBH Wood Station, LLC	Delaware
HRTBH Wood Bridge, LLC	Delaware
FRBH Frederick, LLC	Delaware
HRTBH Knolls, LLC	Delaware
NXRTBH Vanderbilt, LLC	Delaware
FRBH Sabal Park, LLC	Delaware
HRTBH Timber Creek, LLC	Delaware
FRBH Timberglen, LLC	Delaware
FRBH Toscana, LLC	Delaware
NXRTBH Versailles, LLC	Delaware
FRBH Willow Grove, LLC	Delaware
FRBH Willowdale, LLC	Delaware
FRBH Woodbridge, LLC	Delaware